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                                                                    EXHIBIT 10.1

                                 THIRD AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT


        THIRD AMENDMENT, dated as of July 20, 2001 (this "Amendment"), to the Loan and Security Agreement, dated as of April 10, 2001, as amended by the First Amendment, dated as of May 24, 2001, and by the Second Amendment, dated as of June 21, 2001 (as so amended, the "Loan Agreement"), by and among, on the one hand, the financial institutions party thereto (each a "Lender" and collectively, the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (the "Agent"), ABLECO FINANCE LLC, a New York limited liability company, as co-agent for the Lenders (the "Co-Agent") and, on the other hand, e.spire COMMUNICATIONS, INC., a Delaware corporation, as a debtor and a debtor in possession (the "Borrower"), and the subsidiaries of Borrower that are identified on the signature pages of the Loan Agreement, each as a debtor and a debtor in possession (each individually a "Guarantor" and collectively the "Guarantors").


        WHEREAS, the Borrower, the Guarantors, the Agent, the Co-Agent and the Lenders are willing to amend the Loan Agreement to increase the amount of Permitted Purchase Money Indebtedness (as defined in the Loan Agreement).


        NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

                1.1. Definitions in this Amendment. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Loan Agreement.

                1.2. Permitted Purchase Money Indebtedness. The definition of the term "Permitted Purchase Money Indebtedness" in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "$750,000" in clause
(i) therein and substituting in lieu thereof "$1,500,000."

        2. Conditions. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Lenders as hereafter referred to as the "Amendment Effective Date"):

                (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.


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                (b)     The Agent shall have received counterparts of this
Amendment, which bear the signatures of the Borrower, the Guarantors and each of the Lenders.

                (c) The Borrower shall have paid to the Agent an amendment fee of $50,000, which fee shall be non-refundable and fully earned on the Amendment Effective Date, to be shared amongst each Lender in accordance with its Pro Rata Share.

                (d) An order (the "Amendment Order"), satisfactory in form and substance to the Agent, shall have been entered by the Bankruptcy Court approving the Amendment fee and transactions contemplated by this Amendment, and the Agent shall have received a certified copy of such order.

        3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

                (a) The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date); and no Default or Event of Default has occurred and is continuing on the Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                (b) Such Loan Party (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified could not be expected to have a Material Adverse Change.

                (c) The execution, delivery and performance by such Loan Party of this Amendment and the performance by such Loan Party of the Loan Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Loan Party's charter or by-laws or any applicable law.

                (d) The execution, delivery, and performance by such Loan Party of this Amendment and the performance of the Loan Agreement, as amended by this Amendment, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person, except for the approval of the Bankruptcy Court pursuant to the Amendment Order and except to the extent any such registration, consent, approval, notice or other action is not required by reason of the Amendment Order or the Bankruptcy Code.

                (e) Subject to the approval of the Bankruptcy Court pursuant to the Amendment Order, this Amendment and the Loan Agreement, as amended by this Amendment,

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when executed and delivered by each Loan Party will be the legally valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms.

        4.      Miscellaneous.

                (a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Loan Party is a party to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

                (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York except to the extent governed by the Bankruptcy Code.

                (e) Costs and Expenses. The Borrower agrees to pay on demand all fees, costs and expenses of each Agent in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

                (f) Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


                      Borrower:
                      --------

                      E.SPIRE COMMUNICATIONS, INC.,
                      a Delaware corporation


                      By /s/ BRADLEY E. SPARKS
                        ----------------------------------------------
                          Title:


                      Guarantors:
                      ----------

                      e.spire Finance Corporation,
                         a Delaware corporation
                      ACSI Network Technologies, Inc.,
                         a Maryland corporation
                      e.spireDATA, Inc.,
                         a Maryland corporation
                      ACSI Local Switched Services, Inc.,
                         a Maryland corporation
                      ACSI Long Distance, Inc.,
                         a Maryland corporation
                      e.spire Leasing Corporation,
                         a Maryland corporation
                      American Communication Services of Albuquerque, Inc.,
                         a Delaware corporation
                      American Communication Services of Amarillo, Inc.,
                         a Maryland corporation
                      American Communication Services of Atlanta, Inc.,
                         a Maryland corporation
                      American Communication Services of Austin, Inc.,
                         a Delaware corporation
                      American Communication Services of Baton Rouge, Inc.,
                         a Maryland corporation
                      American Communication Services of Birmingham, Inc.,
                         a Delaware corporation
                      American Communication Services of Charleston, Inc.,
                         a Delaware corporation
                      American Communication Services of Chattanooga, Inc.,
                         a Delaware corporation
                      American Communication Services of Colorado Springs, Inc.,
                         a Maryland corporation


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                      American Communication Services of Columbia, Inc.,
                         a Delaware corporation
                      American Communication Services of Columbus, Inc.,
                         a Maryland corporation
                      American Communication Services of Corpus Christi, Inc.,
                         a Maryland corporation Inc.
                      American Communication Services of Dallas, Inc.,
                         a Maryland corporation
                      American Communication Services of D.C., Inc.,
                         a Maryland corporation
                      American Communication Services of El Paso, Inc.,
                         a Delaware corporation
                      American Communication Services of Fort Worth, Inc.,
                         a Delaware corporation
                      American Communication Services of Greenville, Inc.,
                         a Delaware corporation
                      American Communication Services of Irving, Inc.,
                         a Maryland corporation
                      American Communication Services of Jackson, Inc.,
                         a Maryland corporation
                      American Communication Services of Jacksonville, Inc.,
                         a Maryland corporation
                      American Communication Services of Kansas City, Inc.,
                         a Maryland corporation
                      American Communication Services of Las Vegas, Inc.,
                         a Maryland corporation
                      American Communication Services of Lexington, Inc.,
                         a Delaware corporation
                      American Communication Services of Little Rock, Inc.,
                         a Delaware corporation
                      American Communication Services of Louisiana, Inc.,
                         a Delaware corporation
                      American Communication Services of Louisville, Inc.,
                         a Delaware corporation
                      American Communication Services of Maryland, Inc.,
                         a Maryland corporation
                      American Communication Services of Miami, Inc.,
                         a Maryland corporation
                      American Communication Services of Mobile, Inc.,
                         a Delaware corporation
                      American Communication Services of Montgomery, Inc.,
                         a Maryland corporation
                      American Communication Services of Pima County, Inc.,
                         a Delaware corporation
                      American Communication Services of Rio Rancho, Inc.,
                         a Maryland corporation


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                      American Communication Services of Roanoke, Inc.,
                         a Maryland corporation
                      American Communication Services of San Antonio, Inc.,
                         a Delaware corporation
                      American Communication Services of Savannah, Inc.,
                         a Maryland corporation
                      American Communication Services of Shreveport, Inc.,
                         a Maryland corporation
                      American Communication Services of Spartanburg, Inc.,
                         a Maryland corporation
                      American Communication Services of Tampa, Inc.,
                         a Maryland corporation
                      American Communication Services of Tulsa, Inc.,
                         a Maryland corporation
                      American Communication Services of Virginia, Inc.,
                         a Virginia corporation
                      American Communication Services International, Inc.,
                         a Delaware corporation
                      ACSI Local Switched Services of Virginia, Inc.,
                         a Virginia corporation
                      Cybergate, Inc.,
                         a Florida corporation
                      FloridaNet, Inc.,
                         a Florida corporation


                      Each by: /s/ BRADLEY E. SPARKS
                              ----------------------------------------
                               Title:





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                         Agents and Lenders:
                         ------------------

                         FOOTHILL CAPITAL CORPORATION


                         By  /s/ [SIG]
                            ------------------------------------------
                             Title:  Vice President


                         ABLECO FINANCE LLC


                         By  /s/ [SIG]
                            ------------------------------------------
                             Title:

                         /s/ GEORGE F. SCHMITT
                         ---------------------------------------------
                         GEORGE SCHMITT


                         THE CIT GROUP/BUSINESS CREDIT, INC.


                         By
                            ------------------------------------------
                             Title:



                         FOOTHILL INCOME TRUST, L. P.
                         By FIT GP, LLC, Its General Partner,


                         Name:  /s/ [SIG]
                               ---------------------------------------
                         Title: